UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

Family Dollar Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below regarding the Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03.	Modifications to Rights of Security Holders.

On February 24, 2012, the Board of Directors (the “Board”) of Family Dollar Stores, Inc. (the “Company”), approved, and the Company entered into, an amendment (the “Amendment”) to the Rights Agreement, dated as of March 2, 2011 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, to extend the expiration date of the rights contained therein to March 2, 2013. The Rights Agreement otherwise remains unmodified.

The Rights Agreement is designed to assure that all of the Company’s shareholders receive fair and equal treatment in connection with any initiative to acquire control of the Company; to guard the interests of stockholders against partial or two-tiered tender offers, inadequate offers, open market accumulations and other abusive or coercive takeover tactics; and to protect the ability of the Company to implement its strategic plan in view of threats thereto, including inadequate proposals or other efforts to cause a change of control of the Company or impede the implementation of such plan, which the Board has determined, after a review conducted with the support of its financial and legal advisors, is in the best interests of the Company. The Rights (as defined in the Rights Agreement) will cause substantial dilution to a person or group that becomes an Acquiring Person (as defined in the Rights Agreement) on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board at any time prior to the first date that a person or group has become an Acquiring Person.

A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Form 8-K on March 3, 2011. The foregoing description of the Amendment and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is Exhibit 4.2 hereto and is incorporated by reference herein, and the Rights Agreement, which is Exhibit 4.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

4.1	Rights Agreement, dated as of March 2, 2011, between Family Dollar Stores, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock as Exhibit A and the Form of Right Certificate as Exhibit B (incorporated by reference to Exhibit 4.1 of Family Dollar Stores, Inc.’s Current Report on Form 8-K filed on March 3, 2011).

4.2	Amendment No. 1, dated as of February 24, 2012, to the Rights Agreement, dated as of March 2, 2011, between Family Dollar Stores, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.

Date: February 24, 2012	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary

3